Subsequent Events	12 Months Ended
Apr. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events [Text Block]

15. Subsequent Events

a) Exercise and grant of warrants, options, and RSUs subsequently

Subsequent to April 30, 2025, a total of 178,353 warrants were exercised at a weighted average exercises price of $1.50 for proceeds of $267,530, a total of 2,004,500 options were exercised at a weighted average exercise price of $1.59 for proceeds of $3,196,300 and 209,209 RSUs were exercised and converted to common shares at the vested price of $1.65. No warrants has expired unexercised.

On May 1, 2025 the Company announces that, pursuant to the Company's Omnibus Equity Incentive compensation plan, it has granted 4,050,000 stock options at an exercise price of $2.90, 1,450,000 restricted share units (each, an "RSU") and 850,000 deferred share units (each, an "DSU") to directors, officers, employees and consultants of the Company. The options are exercisable for a period of five years and will vest over the next two years, and the RSUs will vest in three equal annual instalments commencing on the first anniversary of the grant date. The DSUs vest immediately and will be exchanged for one common share of the Company upon the time that the Optionee ceases to hold their position as an independent director.

b) ATM capital raises

Subsequent to April 30, 2025, the Company conducted a series of financings through its existing ATM facility. As a result, a total of 3,100,000 common shares were issued at a weighted average share price of US$3.13, generating gross proceeds of $13,331,508 (US$9,691,598).

c) Santa Fe acquire land package including a producing mine along trend and immediately south of Panuco

On May 15, 2025, the Company has acquired the Santa Fe Project, including both production and exploration concessions, comprising 12,229 Ha located to the south of the Company's flagship Panuco project for a combination of cash and shares. The Santa Fe Project benefits from permitted on-site production infrastructure including an operating 350 tonne per day ("tpd") mill situated along the highly prospective Panuco - San Dimas corridor and is covered 100% with LiDAR and high-resolution aero-magnetic and radiometric surveys.

d) US$100 Million bought deal financing

On June 26, 2025, the Company completed the bought deal public offering of 33,334,000 common shares of the Company at a price of US$3.00 per common share for aggregate gross proceeds of $136,402,728 (US$100,002,000). The Company has granted the underwriters an over-allotment option, exercisable at the offering price for a period of 30 days after and including the closing date of the offering, to purchase up to an additional 5,000,100 common shares. The Company paid to the underwriters a cash commission equal to $7,262,346 (US$5,324,300) in cash share issue costs and other costs for net proceeds of $129,140,383 (US$94,677,700).

On July 14, 2025 the Company completed to the underwriters an over-allotment option, exercisable at the offering price for a period of 30 days after and including the closing date of the offering, to purchase up to an additional 5,000,100 common shares US$3.00 per common share for aggregate gross proceeds of $20,539,910 (US$15,000,300) announced on June 26, 2025. The Company paid to the underwriters a cash commission equal to $1,029,050 (US$751,515) in cash share issue costs and other costs for net proceeds of $19,510,861 (US$14,248,785).